                                                                  CONFORMED COPY
                                                                  --------------


                          ENGINE WARRANTY ASSIGNMENT
                                   [N587ML]


                                    between


                          MIDWAY AIRLINES CORPORATION


                                      and


                              FLEET NATIONAL BANK


                                      and


                           GENERAL ELECTRIC COMPANY


                  ENGINE MANUFACTURER'S CONSENT AND AGREEMENT

     THIS ENGINE WARRANTY ASSIGNMENT [N587ML] is made as of this 30th day of December, 1999 between MIDWAY AIRLINES CORPORATION, a Delaware corporation(the "Assignor") and FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America (the "Assignee").



                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Assignor and General Electric Company (the "Engine Manufacturer") are parties to the General Terms Agreement, providing, among other things, for product support, including warranties for the support, of the Engines covered thereby and related equipment given to the Assignor by the Engine Manufacturer;

     WHEREAS, the Assignee wishes to acquire certain rights and interests in and to warranties relating to the Engines and the Assignor, on the terms and conditions hereinafter set forth, is willing to assign to the Assignee such rights and interests of the Assignor in and to such warranties, and the Assignee is willing to accept such assignment, as hereinafter set forth; and

     WHEREAS, the Engine Manufacturer is willing to execute and deliver to the Assignee an Engine Manufacturer's Consent and Agreement (the "Engine Manufacturer's Consent and Agreement") to the provisions hereof in substantially the form of the Annex hereto.

     IT IS HEREBY AGREED as follows:

     In consideration of the mutual covenants herein contained and of the Assignee's agreement in the Purchase Agreement Assignment to pay the purchase price for the Aircraft on the terms and conditions therein stated, the parties hereto agree as follows:

     1.    Definitions
           -----------

     1.1. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

     "Aircraft" means One Canadair Regional Jet Aircraft Model CL-600-2B19
      --------
bearing manufacturer's serial number 7346 including two General Electric CF34-3B1 turbofan engines bearing manufacturer's serial numbers GE-E-872593 and GE-E-872592 respectively (collectively the "Engines"), installed on such aircraft at the time of delivery.

     "Aircraft Purchase Agreement" means the Bombardier Regional Aircraft
      ---------------------------
Division Purchase Agreement No. PA-0393 dated September 17, 1997, as amended, between the Assignor and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of any such Aircraft Purchase Agreement) whereby, inter alia, the Manufacturer has agreed to sell and the Assignor has agreed to purchase the Aircraft, but only to the extent the same relates to the Aircraft.

     "CF34 Warranty" means the CF34 Turbofan Engine Airline Operator Warranty
      -------------
from the Engine Manufacturer, dated May 22, 1990, as contained in Exhibit B of the General Terms Agreement.

     "Engine Manufacturer" means General Electric Company, a New York
      -------------------
corporation, and its successors and assigns.

     "Event of Default" has the meaning given to such term in Section 16 of the
      ----------------
Lease.

     "General Terms Agreement" means the General Terms Agreement No. CF34-0897-
      -----------------------
065 entered into as of 25 May 1998 between the Engine Manufacturer and the Assignor, including Article XIV (Limitation of Liability), but excluding any and all letter agreements attached thereto, but only to the extent the same relates to the Engines.

     "Lease" means the lease agreement [N587ML] dated as of December 30, 1999 as
      -----
the same may be amended, modified or supplemented, between the Assignee, as lessor, and the Assignor, as lessee, providing for the lease of the Aircraft.

     "Manufacturer" means with respect to the Aircraft or Airframe, Bombardier
      ------------
Inc., a Canadian corporation represented by its Bombardier Regional Aircraft Division, and its successor and assigns.

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
dated as of December 30, 1999, between the Assignor and Assignee as the same may be amended, modified or supplemented from time to time, together with the Consent and Agreement thereto executed by the Manufacturer.

     "Warranties" means all warranties or assurances of any kind whatsoever
      ----------
relating to the Engines and related equipment manufactured by the Engine Manufacturer contained in the CF34 Warranty and as limited by the applicable terms of the General Terms Agreement, but only to the extent the same relates to the Engines.

     1.2. All other capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Lease (including definitions incorporated therin by reference to another document).

          2.   Assignment and Authorization of Assignor
               ----------------------------------------

          2.1. The Assignor does hereby sell, assign, transfer and set over unto the Assignee, its successors and permitted assigns, all of the Assignor's rights and interests in and to the Warranties as and to the extent that the same relate to the Engines and the operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment, (a) all claims for damages in respect of any Engine arising as a result of any default by the Engine Manufacturer in respect of the Warranties under the CF34 Warranty and/or the General Terms Agreement, and (b) any and all rights of the Assignor to compel performance of the terms of the CF34 Warranty and/or the General Terms Agreement in respect of the Warranties; reserving exclusively to the Assignor, however, (i) all of the Assignor's rights and interests in and to the CF34 Warranty and/or the General Terms Agreement as and to the extent that the same relate to engines other than the Engines and the purchase and operation of such engines, (ii) any and all letter agreements, "concessions" and/or "special guarantees" (as defined in the General Terms Agreement), including without limitation, those found in Exhibit D of the General Terms Agreement. The Assignee hereby accepts such assignment.

          2.2. Notwithstanding the foregoing, unless an Event of Default shall have occurred and be continuing and the Assignee shall have commenced the exercise of remedies set forth in Section 17 of the Lease, the Assignee hereby authorizes the Assignor, to exercise in the Assignor's name all rights in respect of the Warranties, except that: the Assignor may not enter into any change order or other amendment, modification or supplement to the CF34 Warranty and/or the General Terms Agreement in respect of any Warranties without the prior written consent or countersignature of the Assignee if such change, order, amendment, modification or supplement would result in any recission, cancellation or termination of the CF34 Warranty and/or the General Terms Agreement (to the extent it relates to any applicable Warranties) or otherwise materially adversely affect Assignee's rights assigned hereunder. Without limiting the rights of the Assignor to exercise, in its own name, its rights in respect of the Warranties, Assignor shall not attempt to enforce any performance in the name of Assignee without Assignee's prior written approval.

          2.3. For all purposes of this Assignment, the Engine Manufacturer shall not be deemed to have knowledge of and need not recognize the occurrence, the continuance or the discontinuance of any Event of Default under the Lease, or the exercise of remedies set forth in Section 17 of the Lease by the Assignee, unless and until the Engine Manufacturer shall have received from the Assignee written notice thereof addressed to the Engine Manufacturer's Manager of Small Commercial Engine Contracts, G.E. Aircraft Engines, 1000 Western Avenue, Lynn, Massachusetts, 01910, U.S.A., and, in acting in acquittance with the CF34 Warranty, the General Terms Agreement and this Assignment, the Engine Manufacturer may conclusively rely on such notice. Until such time as notice shall have been given by the Assignee to the Engine Manufacturer that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease, the Engine Manufacturer shall with respect to the Warranties deal solely and exclusively with the Assignor. The Assignee shall promptly after all such Events of Default shall have been remedied, give written notice of the same to the Engine Manufacturer's Manager of Small Commercial Engine Contracts as provided above, with a copy to the Assignor at its address for notices set forth in Section 9.01 of the Supplemental Agreement, and upon the Engine Manufacturer's receipt of such notice, the Engine Manufacturer shall, in the absence of a notice from the Assignee to the Engine Manufacturer that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease, resume the sole and exclusive dealings with the Assignor authorized by this Clause 2 and by the Engine Manufacturer's Consent and Agreement.

          2.4. The Assignment contained herein shall apply only to the Engines (as installed on the Aircraft at the time of delivery) and shall not extend to any replacement or substitute engine, unless and until the Engine Manufacturer has received written notice thereof. The Engine Manufacturer shall not be deemed to have knowledge of the replacement or substitution of an Engine due to a Failure (as such term is defined in the CF34 Warranty, excluding normal wear, tear and deterioration which can be restored by overhaul or repair), damage or loss, until notified of such Failure, damage or loss. Notice shall be sent to:
Engine Manufacturer's Manager of Small Commercial Engine Contracts. Such notice shall contain the serial number of the replaced or substituted Engine, the serial number of the new engine and confirmation that such new engine shall be subject to the terms and conditions of this Assignment.

          3.   Assignor's Continuing Obligations
               ---------------------------------

          3.1. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) on or prior to the Delivery Date for the Aircraft under the Purchase Agreement Assignment, the Assignor will perform its obligations with respect to the Engines to be performed by it on or before such Delivery Date, (b) the Assignor shall at all times remain liable to the Engine Manufacturer under the terms and conditions of the General Terms Agreement to perform all duties and obligations of the Assignor thereunder to the same extent as if this Assignment had not been executed, (c) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Engine Manufacturer under the General Terms Agreement, except to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations, (d) after the Delivery Date for the Aircraft, the Assignor will exercise its rights and perform its obligations under the General Terms Agreement in respect of the Engines to the extent that such rights and obligations have not been assigned hereunder, and
(e) except as specifically provided in Clause 3.2 with respect to the Assignee, the Assignee shall not have any obligation or liability under the General Terms Agreement by reason of or arising out of this Assignment or otherwise be obligated to perform any of the obligations or duties of the Assignor under the General Terms Agreement or to make any payment or to make any inquiry as to the sufficiency of any payment received by it or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

          3.2 Anything contained in this Assignment to the contrary notwithstanding (but without in any way releasing the Assignor from any of its duties or obligations under the General Terms Agreement), the Assignee confirms expressly for the benefit of the Engine Manufacturer that, in exercising any rights in and to the Warranties, or in making any claim with respect thereto, the applicable terms and conditions of the General Terms Agreement, including
Article XIV (Limitation of Liability) and the Warranties shall apply to, and be binding upon, the Assignee to the same extent as the Assignor. Nothing contained herein shall in any way diminish or limit the provisions of the Assignor's indemnities in the Lease and the Supplemental Agreement and in the Aircraft Purchase Agreement with respect to any liability of the Assignee to the Manufacturer in any way relating to or arising out of the Purchase Agreement Assignment. Except as expressly provided in this Assignment (including this Section 3.2), the Assignee shall have no obligations, duties or liabilities to Engine Manufacturer.

          3.3 Nothing contained herein shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or modify in any respect the contract rights of the Engine Manufacturer thereunder or subject the Engine Manufacturer to any multiple or duplicative obligation or liability under the General Terms Agreement or limit any rights of set-off the Engine Manufacturer may have against the Assignor under applicable law. No further assignment of any remaining Warranties, including but not limited to assignments for security purposes, are permitted without the express prior written consent of the Engine Manufacturer.

          3.4 Effective at any time after an Event of Default shall have occurred and be continuing and the Assignee shall have commenced the exercise of remedies set forth in Section 17 of the Lease, the Assignor does hereby constitute the Assignee, its successors and permitted assigns, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due under, or arising out of, the General Terms Agreement in respect of such Engine, but only to the extent that the same have been expressly assigned by this Assignment and, for such period as the Assignee may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith that the Assignee may deem to be necessary or advisable with respect to such monies and claims for monies.

          3.5. So long as the Engine Manufacturer acts in good faith in accordance with this Assignment, the Engine Manufacturer may rely conclusively on any notice given by the Assignee hereunder without inquiring as to the accuracy of, or the entitlement of the Assignee to give, such notice.

          4.    Further Assurance
                -----------------

          4.1. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor, at its own cost and expense, will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

          5.   Representations, Warranties and Covenants
               -----------------------------------------

          5.1. The Assignor does hereby represent and warrant that the General Terms Agreement and the CF34 Warranty are in full force and effect as to the Assignor and are enforceable against the Assignor in accordance with their respective terms. The Assignor further represents and warrants that it has, with the authorized execution of the Engine Manufacturer's Consent and Agreement, received all necessary consents to the assignment and transfer contemplated herein.

          5.2. The Assignor does hereby represent and warrant that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the Warranties hereby assigned to anyone other than the Assignee.

          5.3. The Assignee agrees that it will not enter into any agreement with the Engine Manufacturer that would amend, modify, rescind, cancel or terminate the General Terms Agreement and/or the CF34 Warranty in respect of the Assignor's rights in respect of the Warranties, without the prior written consent of the Assignor, except if the Engine Manufacturer shall have been notified in writing by the Assignee that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in
Section 17 of the Lease.

          5.4. Each of the Assignor, the Assignee and the Engine Manufacturer agrees that neither this Assignment or the attached and incorporated Engine Manufacturer's Consent and Agreement, nor any of the terms or provisions of this Assignment or the Engine Manufacturer's Consent and Agreement, may be amended, extended, modified, supplemented, terminated or waived orally. Any and all amendments, extensions, modifications, supplements, terminations or waivers must be presented to each of the other parties in writing, and be signed by the party against whom the enforcement of such amendment, modification, supplement, termination or waiver is sought to be charged.

          6.   Confidentiality
               ---------------

          6.1. The Assignee agrees, that it will not, without the prior written consent of the Engine Manufacturer, disclose, directly or indirectly, to any third party any terms of the CF34 Warranty disclosed to it in writing by the Engine Manufacturer; provided that (a) the Assignee may use, retain and disclose any such information to its special counsel and public accountants and to bank examiners and auditors, each of whom shall be obligated to not further disclose such terms, (b) the Assignee may disclose any such information as required by applicable laws or governmental regulations, provided that the Assignee shall first, to the extent practicable, have given the Engine Manufacturer reasonable opportunity, at the Engine Manufacturer's cost and expense, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, (c) to the extent that the Assignee may have received a subpoena or other written demand under color of legal right for such information, the Assignee may disclose such information, but it shall first, as soon as practicable upon receipt of such demand and to the extent permitted by applicable laws, furnish a copy thereof to the Assignor and to the Engine Manufacturer, and the Assignee shall afford the Assignor and the Engine Manufacturer reasonable opportunity, at the moving person's cost and expense, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (d) the Assignee may disclose any such information to any potential purchaser of the Aircraft and/or the Engine, each of whom shall be obligated to not further disclose such information.

          7.    Miscellaneous
                -------------

          7.1. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          7.2. This Assignment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance. This Assignment is being delivered in the State of New York.

*                                      *                                       *

          IN WITNESS WHEREOF, the parties hereto have caused this Engine Warranty Assignment to be duly executed as of the day and year first above written.


                                             MIDWAY AIRLINES CORPORATION,
                                             as Assignor


                                             By: /s/ Jonathan S. Waller
                                                 ----------------------------
                                                 Name: Jonathan S. Waller
                                                 Title: Senior Vice President
                                                          General Counsel



                                             FLEET NATIONAL BANK,
                                             as Assignee


                                             By: /s/ Edward W. O'Brien
                                                 ----------------------------
                                                 Name: Edward W. O'Brien
                                                 Title: Banking Officer

                                     ANNEX


                           GENERAL ELECTRIC COMPANY

             ENGINE MANUFACTURER'S CONSENT AND AGREEMENT [N586ML]
             ----------------------------------------------------


          The undersigned, GENERAL ELECTRIC COMPANY, a New York corporation (the "Engine Manufacturer"), hereby acknowledges notice of and consents to all of the terms of the Engine Warranty Assignment [N586ML] (herein called the "Assignment", the defined terms therein being hereinafter used with the same meaning), dated as of December 10, 1999, between MIDWAY AIRLINES CORPORATION, a Delaware corporation, as Assignor and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, as Assignee, relating to the assignment by the Assignor of, its rights and interests in the Warranties, and hereby confirms to the Assignee that: (i) all the Warranties given by the Engine Manufacturer under the CF34 Warranty and/or the General Terms Agreement with respect to the Engines shall, subject to the terms and conditions thereof and of the Assignment inure to the benefit of the Assignee to the same extent as if the Assignee had originally been a party thereto except as provided by Clause 2 of the Assignment; (ii) the Assignee shall not be liable for any of the obligations or duties of the Assignor under the General Terms Agreement in respect of the Engines, and the Assignment shall not give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Engine Manufacturer, except for the Assignee's agreement in the Assignment with respect to the Engines to the effect that, in exercising any right in and to the Warranties, or in making any claim with respect thereto, the applicable terms and conditions of the General Terms Agreement including Article XIV (Limitation of Liability) shall apply to, and be binding upon, the Assignee to the same extent as the Assignor, and with respect to such agreement the Engine Manufacturer agrees that, anything contained in the General Terms Agreement or the Assignment to the contrary notwithstanding, the Assignee shall have no liability to the Engine Manufacturer for failure to comply with any of the terms of the General Terms Agreement with respect to the Warranties while under the Lease to the Assignor so long as the Assignee acts upon the written instructions of the Assignor (to which instructions the undersigned understands that it shall have access on request); provided, that no person other than the Engine Manufacturer or any assignee of the Engine Manufacturer as permitted under the General Terms Agreement shall have any rights against the Assignee with respect to the undertaking and agreement set forth in this clause (ii); (iii) the Engine Manufacturer consents to the execution of the Lease; (iv) the Engine Manufacturer agrees that the Assignment constitutes an agreement permitted by the General Terms Agreement and pursuant to and in accordance with the provisions of the General Terms Agreement, the Engine Manufacturer consents to the assignment of Assignor's interest in and to the Warranties as and to the extent that the same relate to the Engines and the operation thereof to Assignee pursuant to the Assignment; and (v) the Engine Manufacturer will continue to pay to the Assignor all payments which the Engine Manufacturer may be required to make under the General Terms Agreement in respect of the Warranties unless and until the Engine Manufacturer shall have received written notice from the Assignee addressed to the Engine Manufacturer's Manager of Small Commercial Engine Contracts, G.E. Aircraft Engines, 1000 Western Avenue, Lynn, Massachusetts, 01910, U.S.A., that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in
Section 17 of the Lease (which such notice shall be conclusive proof thereof between the Engine Manufacturer and the Assignor), whereupon the Engine Manufacturer will, until the Assignee shall have notified the Engine Manufacturer in writing that no such Event of Default is continuing and remains unremedied, make any and all payments and take all actions which it may be required thereafter to make or take under CF34 Warranty and/or the General Terms Agreement in respect of the Warranties and the right to receive which has been assigned to the Assignee under the Assignment directly to the Assignee at its address as from time to time notified to the Engine Manufacturer in writing.

          The Engine Manufacturer hereby represents and warrants (a) the Engine Manufacturer is a corporation organized and existing in good standing under the law of the State of New York, (b) the making and performance in accordance with the respective terms of the General Terms Agreement, the CF34 Warranty and this Engine Manufacturer's Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Engine Manufacturer, do not require any stockholder approval, contravene the Engine Manufacturer's certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which the Engine Manufacturer is a party or by which it is bound and do not, as to the making thereof, contravene any law binding on the Engine Manufacturer, and, as to the best knowledge of the Engine Manufacturer, do not, to the performance thereof, contravene any law binding on the Engine Manufacturer, (c) to the best of the Engine Manufacturer's knowledge, all applicable provisions of the General Terms Agreement and the CF34 Warranty have been compiled with to effect the assignment to the Assignee of the Warranties contemplated by the Assignment, and (d) the General Terms Agreement and the CF34 Warranty constituted, as of the date thereof and at all times thereafter to and including the date of this Engine Manufacturer's Consent and Agreement the legal, valid and binding obligations of the Engine Manufacturer enforceable against the Engine Manufacturer in accordance with their respective terms, and this Engine Manufacturer's Consent and Agreement is the legal, valid and binding obligation of the Engine Manufacturer, enforceable against the Engine Manufacturer in accordance with its terms subject to: (i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the General Terms Agreement or this Engine Manufacturer's Consent and Agreement inadequate for the practical realization of the benefits intended to be provided thereby. Notwithstanding any provision to the contrary in this Engine Manufacturer's Consent and Agreement or the Assignment, nothing contained in this Engine Manufacturer's Consent and Agreement or the Assignment shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or modify in any respect the Engine Manufacturer's contract rights thereunder or subject the Engine Manufacturer to any multiple or duplicative obligation or liability under the General Terms Agreement.

          It is understood that the execution by the Engine Manufacturer, and validity, of this Engine Manufacturer's Consent and Agreement is subject to the condition that, upon the delivery of the Aircraft (including the Engines) by the Assignor to the Assignee and the acceptance thereof by the Assignee pursuant to the Purchase Agreement Assignment, the Assignee shall lease such Aircraft (including the Engines) to the Assignor under the Lease (but that said Lease may be terminated by its terms thereafter).

          This Engine Manufacturer's Consent and Agreement shall be governed by, and construed in accordance with, the law of the State of New York, U.S.A.


*                                      *                                       *

          IN WITNESS WHEREOF, the Engine Manufacturer has caused this Engine Manufacturer's Consent and Agreement to be duly executed as of December 30, 1999.


                         GENERAL ELECTRIC COMPANY



                         By:  ____________________________________
                              Name:
                              Title:

                           GENERAL ELECTRIC COMPANY

             ENGINE MANUFACTURER'S CONSENT AND AGREEMENT [N587ML]
             ----------------------------------------------------


          The undersigned, GENERAL ELECTRIC COMPANY, a New York corporation (the "Engine Manufacturer"), hereby acknowledges notice of and consents to all of the terms of the Engine Warranty Assignment [N587ML] (herein called the "Assignment", the defined terms therein being hereinafter used with the same meaning), dated as of December 30, 1999, between MIDWAY AIRLINES CORPORATION, a Delaware corporation, as Assignor and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, as Assignee, relating to the assignment by the Assignor of, its rights and interests in the Warranties, and hereby confirms to the Assignee that: (i) all the War ranties given by the Engine Manufacturer under the CF34 Warranty and/or the General Terms Agreement with respect to the Engines shall, subject to the terms and conditions thereof and of the Assignment inure to the benefit of the Assignee to the same extent as if the Assignee had originally been a party thereto except as provided by Clause 2 of the Assignment; (ii) the Assignee shall not be liable for any of the obligations or duties of the Assignor under the General Terms Agreement in respect of the Engines, and the Assignment shall not give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Engine Manufacturer, except for the Assignee's agreement in the Assignment with respect to the Engines to the effect that, in exercising any right in and to the Warranties, or in making any claim with respect thereto, the applicable terms and conditions of the General Terms Agreement including Article XIV (Limitation of Liability) shall apply to, and be binding upon, the Assignee to the same extent as the Assignor, and with respect to such agreement the Engine Manufacturer agrees that, anything contained in the General Terms Agreement or the As signment to the contrary notwithstanding, the Assignee shall have no liability to the Engine Manufacturer for failure to comply with any of the terms of the General Terms Agreement with respect to the Warranties while under the Lease to the Assignor so long as the Assignee acts upon the written instructions of the Assignor (to which instructions the undersigned understands that it shall have access on request); provided, that no person other than the Engine Manufacturer or any assignee of the Engine Manufacturer as permitted under the General Terms Agreement shall have any rights against the Assignee with respect to the undertaking and agreement set forth in this clause (ii); (iii) the Engine Manufacturer consents to the execution of the Lease; (iv) the Engine Manufacturer agrees that the Assignment constitutes an agreement permitted by the General Terms Agreement and pursuant to and in accordance with the provisions of the General Terms Agreement, the Engine Manufacturer consents to the assignment of Assignor's interest in and to the Warranties as and to the extent that the same relate to the Engines and the operation thereof to Assignee pursuant to the Assignment; and (v) the Engine Manufacturer will continue to pay to the Assignor all payments which the Engine Manufacturer may be required to make under the General Terms Agreement in respect of the Warranties unless and until the Engine Manufacturer shall have received written notice from the Assignee addressed to the Engine

Manufacturer's Manager of Small Commercial Engine Contracts, G.E. Aircraft Engines, 1000 Western Avenue, Lynn, Massachusetts, 01910, U.S.A., that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease (which such notice shall be conclusive proof thereof between the Engine Manufacturer and the Assignor), whereupon the Engine Manufacturer will, until the Assignee shall have notified the Engine Manufacturer in writing that no such Event of Default is continuing and remains unremedied, make any and all payments and take all actions which it may be required thereafter to make or take under CF34 Warranty and/or the General Terms Agreement in respect of the Warranties and the right to receive which has been assigned to the Assignee under the Assignment directly to the Assignee at its address as from time to time notified to the Engine Manufacturer in writing.

          The Engine Manufacturer hereby represents and warrants (a) the Engine Manufacturer is a corporation organized and existing in good standing under the law of the State of New York, (b) the making and performance in accordance with the respective terms of the General Terms Agreement, the CF34 Warranty and this Engine Manufacturer's Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Engine Manufacturer, do not require any stockholder approval, contravene the Engine Manufacturer's certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which the Engine Manufacturer is a party or by which it is bound and do not, as to the making thereof, contravene any law binding on the Engine Manufacturer, and, as to the best knowledge of the Engine Manufacturer, do not, to the performance thereof, contravene any law binding on the Engine Manufacturer, (c) to the best of the Engine Manufacturer's knowledge, all applicable provisions of the General Terms Agreement and the CF34 Warranty have been compiled with to effect the assignment to the Assignee of the Warranties contemplated by the Assignment, and (d) the General Terms Agreement and the CF34 Warranty constituted, as of the date thereof and at all times thereafter to and including the date of this Engine Manufacturer's Consent and Agreement the legal, valid and binding obligations of the Engine Manufacturer enforceable against the Engine Manufacturer in accordance with their respective terms, and this Engine Manufacturer's Consent and Agreement is the legal, valid and binding obligation of the Engine Manufacturer, enforceable against the Engine Manufacturer in accordance with its terms subject to: (i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the General Terms Agreement or this Engine Manufacturer's Consent and Agreement inadequate for the practical realization of the benefits intended to be provided thereby. Notwithstanding any provision to the contrary in this Engine Manufacturer's Consent and Agreement or the Assignment, nothing contained in this Engine Manufacturer's Consent and Agreement or the Assignment shall subject the Engine Manufacturer to any obligation or liability to which it would not otherwise be subject under the General Terms Agreement or modify in any respect the Engine Manufacturer's contract rights thereunder or subject the Engine

Manufacturer to any multiple or duplicative obligation or liability under the General Terms Agreement.

          It is understood that the execution by the Engine Manufacturer, and validity, of this Engine Manufacturer's Consent and Agreement is subject to the condition that, upon the delivery of the Aircraft (including the Engines) by the Assignor to the Assignee and the acceptance thereof by the Assignee pursuant to the Purchase Agreement Assignment, the Assignee shall lease such Aircraft (including the Engines) to the Assignor under the Lease (but that said Lease may be terminated by its terms thereafter).

          This Engine Manufacturer's Consent and Agreement shall be governed by, and construed in accordance with, the law of the State of New York, U.S.A.


*                                      *                                       *

          IN WITNESS WHEREOF, the Engine Manufacturer has caused this Engine Manufacturer's Consent and Agreement to be duly executed as of December 30, 1999.


                         GENERAL ELECTRIC COMPANY



                         By:  /s/ Patricia A. Bowles
                              ----------------------
                              Name: Patricia A. Bowles
                              Title: Contracts Manager,
                                     Attorney-In-Fact